Four Corners Property Trust NYSE: FCPT Exhibit 99.1

Forward Looking Statements and Disclaimers Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. Factors that could have a material adverse effect on the Company’s operations and future prospects or that could cause actual results to differ materially from the Company’s expectations are included in the sections entitled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 21, 2016. Notice Regarding Non-GAAP Financial Measures: The information in this communication contains and refer to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website at www.fourcornerspropertytrust.com.

Senior Management Team William Lenehan President and CEO Gerald Morgan CFO Former Board member and Chair of the Finance and Real Estate Committee at Darden Restaurants, Inc. Private investor in net lease retail real estate Member of the Board of Directors of Macy’s, Inc. Former Board member and Chairman of the Investment Committee at Gramercy Property Trust, Inc. Former CEO of Granite REIT, an investment grade single-tenant, triple-net REIT listed on the TSX Ten years at Farallon Capital Management B.A. from the Claremont McKenna College Former CFO of Amstar Advisers, served on Amstar’s Executive and Investment Committees Former Managing Director of Financial Strategy & Planning at Prologis, Inc. Former President and CFO of American Residential Communities Served as a Senior Officer with Archstone prior to the company’s sale B.S. in Mechanical Engineering and MBA from Stanford University James Brat General Counsel Former Partner in the real estate department at the law firm of Pircher, Nichols & Meeks where he had practiced since 1998 B.A. from Macalester College Juris Doctorate from the UCLA School of Law

AGENDA Company Overview and Year-to-Date Update Key Investment Highlights Diversification & Acquisition Strategy Financial Update & Key Credit Strengths Q&A

Company Overview Company overview and year-to-date update

__________________________ Note: Map and figures updated as of 11/11/2016; Excludes six owned or ground leased properties that comprise the LongHorn San Antonio Business, which are operated by a taxable REIT subsidiary (“TRS”). 466 Properties 44 States 16 Brands 3.4mm sq ft Updated FCPT portfolio Portfolio at Inception Acquired Properties Confirm MSAs (footnote 2) Olive Garden (299) LongHorn Steakhouse (104)(1) Bahama Breeze (10) Wildfish Seafood Grille (1) Wendy’s (1) Pizza Hut (6) Arby’s (2) KFC (4) Buffalo Wild Wings (3) Seasons 52 (2) Dairy Queen (1) Burger King (5)

Overview of FCPT Four Corners Property Trust (“FCPT”) is primarily engaged in the ownership, acquisition, and leasing of restaurant properties 466 properties, diversified by geography and brand, 416 of which are leased to Darden under long-term triple-net leases 5 initial Darden restaurant brands: Olive Garden, LongHorn Steakhouse, Bahama Breeze, Seasons 52, Wildfish Seafood Grille 11 additional brands acquired to date: KFC, Burger King, Arby’s, Pizza Hut, Buffalo Wild Wings, Wendy’s, Steak ‘n Shake, Dairy Queen, Denny’s, Fazoli’s, Zaxby’s Fully leased with no vacancies, unoccupied stores, assets under development, or watch-list assets Portfolio tenants are principally investment grade (95%) with positive operating trends, fulsome public disclosure, and strong rent coverage (EBITDAR / rent of 4.2x)1 Strategy to grow and diversify portfolio through acquisitions and sale leasebacks Low leverage and flexible unsecured capital structure to support diversification strategy __________________________ Unless otherwise stated, figures as of 11/11/2016. 1 Company filings as of 9/30/2016.

Company Update: 2016 Year-to-Date Darden Restaurants performed well and continues to be an exceptional tenant from which to grow and diversify our portfolio Focused investor outreach has helped attract a strong shareholder base including many REIT-dedicated buyers Built out the rest of core management and acquisition team and began closing acquisitions in Q3 Acquisitions Platform Activated Total acquisitions of $78 million from July through November 11 comprising 50 restaurants and 11 new brands at a weighted average initial cash yield of 6.6% and lease term of 17 years First capital recycling dispositions closed at highly attractive 4.75% cap rate First OP unit transaction closed with a potential future strategic partner Stable operations from Kerrow restaurant subsidiary, despite regional Texas headwinds Continue to close on sensible acquisitions and build our forward pipeline Expected to become Sarbanes-Oxley compliant as part of filing 2016 10-K Continue to strengthen access across capital markets Plan to initiate by year end an At-The-Market (ATM) equity follow-on program to access incremental equity to match fund acquisitions as necessary   2016 YTD Highlights Areas of Focus through 2017

Company Overview Key Investment highlights

High quality portfolio Properties: 466 properties 95% Investment grade tenancy 16 brands – 9 QSR and 7 Casual Dining concepts Geography: 44 states Only Florida (11.9%) and Texas (10.9%) are above 10% of NOI Term Remaining: 13.8 years Under 1% of NOI with <10 years term remaining Annualized Cash Rent: $99.8mm (1) EBITDAR Rent Coverage: 4.2x (2) Annual Rent Escalation: +1.5% average fixed annual increases Lease Structure: Triple-net leases: Tenant responsible for repair and maintenance costs, property tax, insurance and restoration Summary of FCPT Portfolio __________________________ Unless otherwise stated, figures as of 11/11/2016. 1. Scheduled minimum contractual rent annualized as of 11/11/2016. 2. Company filings as of 9/30/2016.

Portfolio diversification since Q2 2016 ___________________________ 1. Scheduled minimum contractual rent annualized as of 11/11/2016. Cash Rental Revenue by Brand June 2016: Rental Revenue of $94.4mm November 2016: Rental Revenue of $99.8mm1

Portfolio OPERATING PERFORMANCE FCPT EBITDAR Coverage FCPT Avg: 4.2x (1) FCPT’s portfolio is comprised of high-quality restaurant properties that demonstrate strong operating performance Peer Avg: 3.1x (1) ___________________________ FCPT and peer information as of 9/30/2016; peer average includes Agree Realty Corporation (ADC), National Retail Properties (NNN), Realty Income (O), Spirit Realty Capital (SRC) and STORE Capital (STOR); Note that NNN, SRC and O only disclose this figure for 46%, 51% and 45% of their tenants, respectively. Strong Coverage Best-in-Class Coverage

Historical EBITDAR Rent coverage Historical Rent Coverage – FCPT Fourth Quartile (Lowest) of Properties(1) (2) FCPT 4th Quartile Average: 3.2x Total Properties 257 267 277 359 367 376 393 406 414 418 ___________________________ Source: Management provided information. Note: Information for properties leased to Darden representing approximately 95% of run rate rental income for properties owned as of 11/11/2016. 1.Weighted by rent. 2.Backward-looking rent assumes 1.5% annual de-escalator. FCPT’s initial properties have proven to be resilient through multiple market cycles with the bottom quartile of properties averaging 3.2x rent coverage from 2006 – 2015.

Lease Maturity Schedule Weighted average lease term of 13.8 years Lease Maturity Schedule (% of Rental Revenue) ___________________________ Figures as of 11/11/2016. Note: Excludes renewal options. Less than 1% of rental income matures over the next 10 years

___________________________ Sources: Company filings as of 9/30/2016 and Green Street Advisors. STOR EBITDAR coverage represents a unit’s fixed charge coverage ratio before taking into account standardized corporate overhead expense. Fixed charge coverage is defined as the ratio of (i) the unit’s EBITDAR, less corporate overhead expense based on industry standards, to (ii) the unit’s total fixed charges, which are its lease expense, interest expense and scheduled principal payments on indebtedness. Based on annualized base rent. Information for peers per company filings (O and VER) and Green Street Advisors (STOR, SRC and NNN). Four Corners classifies investment grade tenants as a tenant with at least one investment grade rating from Moody’s, S&P or Fitch. Based on annualized base rent. Includes retail, restaurant, healthcare, and movie theatre properties. FCPT’s Portfolio compares favorably across major metrics EBITDAR Coverage (1) % Investment Grade Tenants (2) Weighted Average Lease Term % Retail Properties (3) (In years) Peer Average: 3.1x Peer Average: 76% Peer Average: 33% Peer Average: 11 yrs (4) 46% 100% 51% 81% 100% % Tenants included:

Company Overview Diversification & acquisition strategy

Business Plan and Diversification Strategy FCPT has a core portfolio that provides stable cash flow, as well as a strong balance sheet to support diversification growth objectives Start with 100% concentration in casual dining, but an extremely strong tenant with an investment grade credit rating (Darden Restaurants, Inc.) Seek to grow and diversify with an initial focus on the quick service subsector in order to move portfolio closer to reflecting national restaurant landscape Become a preferred partner and capital source for leading restaurant operators and franchisees, capitalizing on the current industry trends pushing operator consolidation and an “asset light” business model Maintain conservative and flexible balance sheet Continue to improve access to equity and debt capital Low leveraged balance sheet with substantial liquidity Unencumbered properties Conservative payout ratio of approximately 80% of AFFO UPREIT structure offering compelling OP unit option Capital recycling through selective dispositions 1 2 3 4

FCPT ACQUISITION PHILOSOPHY AND UNDERWRITING CRITERIA


Olive Garden
LONGHORN
STEAKHOUSE

Acquisition Philosophy

- Acquire nationally recognized branded restaurants that are well located with creditworthy lease guarantors
- Purchase assets only when accretive to cost of capital
- Increase diversification by targeting different brands, meal price-points, cuisine types, and geographies

Underwriting Criteria

- Acquisition criteria is approximately split 50% / 50% between **credit** and **real estate** metrics
- Acquisition decisions are informed by a property scorecard based on these metrics, but ultimately rely on human judgement

Credit Criteria (~50%):

- *Guarantor credit*
- *Brand durability*
- *Store performance*
- *Rent-to-sales*

Real Estate Criteria (~50%):

- *Location & re-use potential*
- *Lease structure and term*
- *Absolute rent*
- *Rent growth*



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FCPT

“Ted Williams described in his book, The Science of Hitting, that the most important thing, for a hitter, is to wait for the right pitch…and that's exactly the philosophy I have about investing...wait for the right pitch…and it will come…it's the key to investing.” – Warren Buffett Conceptual Underwriting Strike Zone Short term WACC 5.90% Long term WACC 6.30% Expensive Cheap Accretive Dilutive Distressed Trophy Strike Zone Valuation to Score Matrix FCPT Long Term WACC

Vast addressable market within Restaurant industry subsectors The restaurant industry represents a significant piece of the US economy US retail sales were $4.7 trillion in 2015 Spending on food services comprised 13.3% of all retail, or $620 billion There are three subsectors within the industry Quick Service Restaurants (QSR) – low price point Fast Casual Restaurants – mid price point Casual Dining Restaurants – high price point Each subsector has established brand leaders, which have hundreds of locations across the country QSR ($205bn) Casual Dining ($165bn) Family Dining ($40bn) Fast Casual ($25bn) Fine Dining ($13bn) US Restaurant Industry Snapshot US GDP ($14.3 tr) Retail Sales ($4.4 tr) Food Services (>$450bn) Food Services ($625bn) ü ~ ü ü ü ü ü ü ü ü ü ü ü ~ Source: Census Bureau, Bureau of Economic Analysis, Wall Street Research; Data as of December 2015. Retail Sales $4.7T Net Exports -$0.5T US GDP – $17.9 Trillion Food Services (13% of Retail Sales, $620bn) Consumption $12.3T Investment $3.0T Government $3.2T Quick Service $255bn Casual Dining $177bn Family / Buffet $41bn Fine Dining $19bn Non-Restaurant $128bn Hamburger $80bn Pizza $38bn Sand-wich $30bn Coffee $25bn Chicken $23bn Mex-ican $22bn Other $37bn Varied Menu $56bn Asian $22bn Steak $19bn Italian $18bn Mex-ican $13bn Sea-food $12bn Other $36bn FCPT Target $430bn Addressable Market

Rapid Franchisee consolidation within Restaurant Industry Units Owned by the Top 200 Franchisees Average units per Top 200 Franchisees Source: Franchise Times, August 2016. +7.1% CAGR +7.0% CAGR The franchisee industry is highly fragmented, but undergoing consolidation and growth by top players, presenting new partnership opportunities for FCPT thoughtful approach to brand selection Average Unit Sales Volume ($000s) The restaurant industry represents a significant piece of the US economy US retail sales were $4.7 trillion in 2015 Spending on food services comprised 13.3% of all retail, or $620 billion There are three subsectors within the industry Quick Service Restaurants (QSR) – low price point Fast Casual Restaurants – mid price point Casual Dining Restaurants – high price point Each subsector has established brand leaders, which have hundreds of locations across the country FCPT pursues properties within the median range of Casual Dining, Fast Casual and Quick Service; Concepts with mid-level sales volumes provide rent support, while keeping rent at replaceable levels in case of vacancy $10,400 Casual Dining Fast Casual Quick Service FCPT Prime Target Range

FCPT CLOSED ACQUISITIONS


Olive Garden
LONGHORN

FCPT Announced Q3 & Q4 2016 Acquisitions

Tenant	# of Properties	Location	Seller	Guarantor Info	Purchase Price	Cap Rate	Term (yrs)	Announced
Pizza Hut	6	IL, IN	Not disclosed	150-unit operator; 40 Pizza Huts	$5,700,000	7.2%	20	7/18/2016
Wendy's	1	TX	Not disclosed	Not disclosed	$2,100,000	6.5%	10	8/2/2016
Arby's	2	NC	Not disclosed	Not disclosed	$3,500,000	6.6%	18	9/6/2016
KFC	4	MI	KBP	360-unit operator	$3,900,000	Similar	20	9/14/2016
Buffalo Wild Wings	3	IL, IA	Not disclosed	Not disclosed	$7,900,000	6.5%	12	9/15/2016
Dairy Queen	1	OK	Not disclosed	Not disclosed	$2,600,000	6.6%	18	10/20/2016
Burger King	5	VA, NC, MS, AL	Cambridge	98-unit operator	$11,500,000	Similar	20	10/28/2016
Arby's	2	VA, NC	Not disclosed	Not disclosed	$4,300,000	6.6%	18	11/4/2016
USRP Portfolio (7 concepts)	10	MI, KY, OH, IN, IL, FL, CO, GA	USRP	Mix of corporate and strong franchisees	$15,600,000	6.6%	10	11/9/2016
KFC	16	WI, IN, MI	Not disclosed	130-unit operator	$21,100,000	6.5%	20	11/10/2016
Total / Wtd. Avg.	**50**				**$78,200,000**	**6.6%**	**17**	

FCPT Announced Q3 & Q4 2016 Dispositions

Tenant	# of Properties	Location	Seller	Operator	Purchase Price	Cap Rate	Term (yrs)	Announced
Olive Garden & Bahama Breeze	2	FL	FCPT	Darden Restaurants, Inc.	$24,800,000	4.8%	14	10/24/2016
Total / Wtd. Avg.	**2**				**$24,800,000**	**4.8%**	**14**	

Note: Figures updated as of 11/11/2016

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FCPT

Company Overview Financial update and key credit strengths

Summary Capitalization and Financials Summary Financial Position ___________________________ Note: Financials per company filings as of 9/30/2016; share price updated as of 11/9/2016. 1. Figures are calculated as last quarter annualized (9/30/2016) Current Trading Metrics Share price (11/9/2016) $18.34 Cash NOI (1) $95 million Shares outstanding 59.9 Implied Cap 6.2% Equity value $1,098 Debt AFFO (1) $1.20 per share Total Market Cap $1,498 P/AFFO 15.3x Cash (19) Implied Enterprise Value $1,479 Current Debt as a % of TMC 27% All-in Cost of Fixed Debt 3.5% Total Indebtedness to Total Capitalization Value 27% Fixed Charge Coverage Ratio 6.0x Net Debt to EBITDA (1) (cash) 4.5x Credit Metrics Term Debt Revolver 400 0 Leverage Relative to Net Lease Peers (1) Current Capitalization As of 9/30/16

NR/BBB-/BBB- Credit profile Relative to Net Lease Peers ___________________________ Source: Company filings as of 9/30/2016. Note: Ratings shown represent corporate credit ratings. 1 Gross assets is defined as undepreciated book value of assets. Fixed Charge Coverage (Total Net Debt + Preferred) / LQA EBITDA Secured Debt / Gross Assets(1) (Total Net Debt + Pref.) / Gross Assets(1) Peer Average: 3.5x Peer Average: 43% Peer Average: 6.0x Peer Average: 16% NR/BBB-/BBB- Baa1/BBB+/BBB+ Baa3/BBB-/BBB- Baa1/BBB+/BBB+ Ratings (Moody’s/S&P/Fitch) Baa1/BBB+/BBB+ Baa1/BBB+/BBB+ Baa3/BBB-/BBB- NR/BBB-/BBB- Baa3/BBB-/BBB- NR/BBB-/BBB- Baa1/BBB+/BBB+ Baa1/BBB+/BBB+ Baa1/BBB+/BBB+ Baa3/BBB-/BBB- Baa1/BBB+/BBB+ Ratings (Moody’s/S&P/Fitch) Ba1/BB+/NR Ba1/BB+/NR Ba1/BB+/NR Ba1/BB+/NR

Financial Policies As Four Corners grows and diversifies, the Company is committed to maintaining a conservative balance sheet with financial flexibility Leverage Continue to maintain conservative leverage and coverage metrics Net debt to cash EBITDA ratio is 4.5x; long-term objective below 6.0x Fixed charge coverage of 6.0x; long-term objective of greater than 2.5x Focus on a predominantly unsecured capital structure, maintaining a large unencumbered assets base Asset base is 100% unencumbered Minimize floating rate exposure $400 million term loan is effectively fixed through the use of interest rate hedges at 3.5% (including swap and upfront amortization) Maintain a manageable debt maturity schedule with no near-term debt maturities Liquidity Strong liquidity profile $350 million revolver with $320 million of capacity Maintain access to multiple equity and debt capital sources Dividends Initial annual dividend of $0.97 per share, ~80% AFFO payout ratio Intend to maintain a conservative payout ratio (75%-80%) to ensure solid cash flow coverage

Company Overview Q&A